℠ Utz Brands, Inc. Q4 & Full-Year 2021 Earnings Presentation March 3, 2022 1

℠ Disclaimer 2 Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward-looking statements include the expected effects from the COVID-19 pandemic, future plans for the Company, the estimated or anticipated future results and benefits of the Company’s future plans and operations, future capital structure, future opportunities for the Company, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to: the risk that the Company may not recognize the anticipated benefits of recently completed business combinations and other acquisitions recently completed by the Company (collectively, the “Business Combinations”), which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the ability of the Company to close planned acquisitions; changes in applicable law or regulations; costs related to the Business Combinations and other planned acquisitions; the inability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by the Company’s competitors’ actions that result in the Company’s products not suitably differentiated from the products of competitors; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended January 2, 2022, as amended, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles (“GAAP”) including, but not limited to, Pro Forma Net Sales, Organic Net Sales, Adjusted Gross Profit, Pro Forma Adjusted Gross Profit, Adjusted SG&A, EBITDA, Adjusted EBITDA, Further Adjusted EBITDA, Normalized Further Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share, and Free Cash Flow, and certain ratios and other metrics derived there from. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Business Overview Dylan Lissette, Chief Executive Officer 3

℠ 4 Delivering on Our Value Creation Strategies in 2021 (1) Source: IRI Custom Panel, Total US MULO + C, 52-weeks ended 1/2/2022; % YoY Growth compared to the comparable period in the prior year on a pro forma basis. (2) IRI does not include Partner Brands and Private Label retail sales.  Delivered target of ~2% productivity and completed a new company wide ERP implementation with minimal business disruption  Executed multiple rounds of inflation-justified pricing actions and the contribution to net sales increased to 6% in 4Q’21 with benefits building into fiscal 2022  Converted ~200 DSD company- owned route to Independent Operator routes (now at 88 % IO, 12% RSP) and remain on track to substantially complete the conversion in 1H’22  Driving a more advantaged mix of sales as Power Brands increased to 87% of IRI retail sales(1,2) Reduce Costs and Enhance Margins  Delivered IRI retail sales 2-Year CAGR of 8.3% and became the 3rd largest Salty Snacks platform in the U.S.(1)  Drove 2-Year gains in market share across key sub-categories, channels and geographies: • Sub-categories: Potato Chips, Tortilla Chips and Pork Rinds • Channels: Grocery and C-Store • Geographies: Expansion and Emerging  Increasing investments in logistics and manufacturing infrastructure to support geographic expansion, new strategic customer wins, and Core geography growth in 2022  Leveraging acquisitions of third-party distributors of the Utz brands to expand Power Brand presence in key growth markets and accelerate sales  Closed three value-enhancing acquisitions: Vitner’s, Festida Foods and R.W. Garcia  Delivering expected cost and revenue synergies of 2020 & 2021 acquisitions and integration of each remains on track  Leveraging Festida and R.W. Garcia tortilla production to both increase supply and strategically in-source production of ON THE BORDER® tortilla chips and scaling up rapidly to meet continued increases in demand  Announced the acquisitions of Clem Snack and J&D Snacks in February 2022 which will better enable Utz to expand and grow its expansive portfolio of brands in the Core geographies of the New York Metro and Long Island markets Reinvest to Accelerate Revenue Growth Continue Strategic Acquisitions

Summary of Fourth Quarter 2021 Results

- **Organic Net Sales growth accelerated to 7.4% in 4Q'21 from 1.0% in 3Q'21**
  - Excluding the impact from IO route conversion Organic Net Sales increased 8.9%
  - Highest Organic Net Sales growth quarter of the year and strong finish to 2021

- **Gross margin primarily impacted by industry-wide higher inflation and higher costs to serve customers**
  - Incurring higher supply and transportation related costs to maintain in-stocks and serve customers
  - Pricing actions continue to be implemented with the benefits building momentum
  - Estimate IO conversions adversely impacted Adjusted Gross Margin by approximately 150 bps with offsetting benefits in SG&A

Note: Fiscal 2020 was a 53-week year and the Company estimates the extra week benefited 4Q'20 Net Sales and Adjusted EBITDA by $16M and $3M, respectively

Net Sales[1]



($ in M)
+22%
246.3
300.9
4Q'20
4Q'21

Adj. Gross Profit (% margin)



($ in M)
+14%
90.5
36.7%
103.3
34.3%
4Q'20
4Q'21

Adj. EBITDA (% margin)



($ in M)
+11%
34.0
13.8%
37.7
12.5%
4Q'20
4Q'21

Note: Organic Net Sales, Adjusted Gross Profit, and Adjusted EBITDA, are Non-GAAP financial measures.
See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
(1) Year-over-year Q4'21 Pro Forma Net Sales increased 9.2%

5

℠ Retail Sales Growth Rates Accelerating 6 Retail Sales 2-Year CAGR Rolling 12-Week Trend Source: IRI, Total US MULO + C. trend on a pro forma basis.  Total Utz portfolio growth continues to accelerate and share gains are building momentum 6.4% 6.4% 6.4% 7.1% 7.8% 7.9% 8.0% 8.4% 9.1% 10.0% 10.6% 10.7% 11.3% 5.6% 6.0% 5.8% 6.3% 7.1% 7.6% 8.6% 9.7% 10.1% 10.6% 10.8% 11.6% 12.9% 7.2% 7.6% 7.4% 7.9% 8.7% 9.2% 10.2% 11.5% 11.7% 12.2% 12.5% 13.5% 14.9% -2.5% -2.3% -2.5% -2.1% -1.5% -1.3% -0.3% -0.2% 1.1% 1.0% 1.0% 1.1% 1.8% 12-Weeks Ending 3-21-21 12-Weeks Ending 4-18-21 12-Weeks Ending 5-16-21 12-Weeks Ending 6-13-21 12-Weeks Ending 7-11-21 12-Weeks Ending 8-8-21 12-Weeks Ending 9-5-21 12-Weeks Ending 10-3-21 12-Weeks Ending 10-31-21 12-Weeks Ending 11-28-21 12-Weeks Ending 12-26-21 12-Weeks Ending 1-23-22 12-Weeks Ending 2-20-22 Utz Foundation Brands Utz Power Brands Total Salty Snacks Utz Brands (Total)

Gaining Power Brand Share Over Last Two Years

- Power brands are 87% of our portfolio, an increase of ~250bps from two years ago
- Foundation Brand performance reflects the continued shift in focus to Power Brands, and performance is improving

Power Brands Retail Sales Change(1)
(13-Weeks Ended 1/2/22)



Total Salty Snacks
Utz Power Brands
12.7%
13.5%
10.5%
12.5%
YoY Growth
2-Year CAGR

Foundation Brands Retail Sales Change(1)(2)
(13-Weeks Ended 1/2/22)



Total Salty Snacks
Utz Foundation Brands
12.7%
1.0%
10.5%
1.6%
YoY Growth
2-Year CAGR

Power Brands

Utz
On The Border
Zapp's
Golden Flake Pork Skins
T.G.I. Fridays
Tortiyahs!
Good Health
Boulder Canyon
Hawaiian

Foundation Brands

Tim's Cascade Snacks
Golden Flake Chips/Cheese
Snyder of Berlin
H-K Anderson
Dirty
Kitchen Cooked
Bachman
Vitner's
Jax
Herdez
RW Garcia

Other(2)
- Partner Brands
- Private Label

(1) Source: IRI Custom Panel, Total US MULO + C, 13-weeks ended 1/2/2022; % YoY Growth compared to the comparable period in the prior year on a pro forma basis and excludes R.W. Garcia.
(2) IRI does not include Partner Brands and Private Label retail sales.

Utz Brands 7

℠ 8 Source: IRI, Total US MULO + C. on a pro forma basis. Two-Year Growth Across Major Sub-Categories Sub-Category Retail Sales 2-Year CAGR (13-Weeks Ended 1/2/22) 10.9% Total Salty Snacks Potato Chips 10.4% Pork Rinds Cheese Snacks Tortilla Chips Pretzels 10.5% 10.1% 12.5% 21.2% 8.8% 10.6% 10.1% 7.4% 19.2% 10.5% 4.5% 14.2% 4.8% 8.6% 3.6% 4.1% 13-Weeks Ended 1/2/22 YoY % Change Sub-Category Utz Brands 10.5% 12.1% 14.0% 7.8% 8.5% (3.7%) 17.2% 9.8% 16.7% 17.4% 2.5% (3.1%) (4.9%) 22.0% Utz Brands 37% 20% 12% 9% 5% 3% 2% 13-Weeks Ended 1/2/22 Approximate % of Retail Sales 17.7% QuesoSalsa 5.6% 52.2% 17.5% Total Sub-Category Power Brands  Power Brands two-year share gains across four of five tracked sub-categories  Double-digit two-year CAGR’s in potato chips, tortilla chips, pretzels, salsa and queso

℠ Robust Growth for ON THE BORDER® In All Geographies 9 ON THE BORDER® Retail Sales 2-Year CAGR Rolling 12-Week Trend Source: IRI, Total US MULO + C. trend  Leveraging the Utz sales platform to drive strong double-digit sales growth  Unlocking additional manufacturing capacity and supply through our Festida and R.W. Garcia acquisitions to help support robust ON THE BORDER® growth 8.6% 10.1% 12.9% 14.0% 15.3% 18.0% 18.8% 22.9% 26.7% 31.8% 31.3% 30.2% 29.8% 35.4% 9.6% 11.2% 12.1% 12.6% 14.5% 15.0% 16.9% 19.3% 23.5% 24.4% 23.4% 23.3% 27.7% 3.4% 4.6% 6.0% 6.9% 8.7% 11.1% 12.4% 13.7% 14.4% 16.7% 17.8% 17.0% 15.8% 18.9% 5.0% 6.5% 8.1% 9.0% 10.5% 12.9% 13.9% 15.7% 17.2% 20.4% 21.2% 20.3% 19.4% 23.1% 5.7% 6.3% 6.9% 6.8% 6.8% 7.3% 8.6% 9.7% 10.0% 10.0% 10.8% 12WE 02- 21-21 12WE 03- 21-21 12WE 04- 18-21 12WE 05- 16-21 12WE 06- 13-21 12WE 07- 11-21 12WE 08- 08-21 12WE 09- 05-21 12WE 10- 03-21 12WE 10- 31-21 12WE 11- 28-21 12WE 12- 26-21 12WE 01- 23-22 12WE 02- 20-22 Utz Emerging Utz Core Utz Expansion Utz Total US Tortilla Subcat (MuloC)

℠ 10 Source: IRI, Total US MULO + C. on a pro forma basis. Positive Momentum Led by Power Brands Across All Geographies Geographic Channel Retail Sales 2-Year CAGR (13-Weeks Ended 1/2/22) ExpansionTotal US Core Emerging 10.5% 10.9% 12.5% 9.4% 7.7% 9.0% 11.1% 14.5% 17.5% 10.9% 14.3% 15.3% 13-Weeks Ended 1/2/22 YoY % Change Total Salty Snacks Utz Brands 12.7% 11.5% 12.6% 13.4% 11.7% 9.4% 14.5% 13.3%  Expansion and Emerging continue to outperform with two-year total Utz growth rates outpacing the Category by ~340bps and Power Brands growing significantly faster  Core momentum improving with two-year growth rates increasing from 2.9% in Q2’21 to 5.7% in Q3’21 to 7.7% in 4Q’21 Total Salty Snacks Power Brands Total Salty Snacks Utz Brands 25% 23% 48% 48% 23% 26% 13-Weeks Ended 1/2/22 Approximate % of Retail Sales

℠ 11 Source: IRI, Total US MULO + C. on a pro forma basis. Strong Growth Across All Channels Retail Channel Retail Sales 2-Year CAGR (13-Weeks Ended 1/2/22) Grocery C-Store 12.5% MassMULO + C Club 10.5% 10.8%10.9% 10.4% 13.4% 15.7% 13.3% 10.4% 20.3% 9.0% 9.2% 5.9% 4.7% 6.7% 13-weeks ended 1/2/22 YoY % Change Total Salty Snacks Utz Brands 12.7% 8.4% 15.9% 24.6% 15.9% 11.7% 12.6% 12.9% 5.0% 10.3% Total Salty Snacks Power Brands  One and two-year share gains in the Grocery Channel  Double-digit one and two-year growth in both the Grocery and Mass Channels Total Salty Snacks Utz Brands 43% 6% 20% 51% 9% 14% 13-Weeks Ended 1/2/22 Approximate % of Retail Sales 23% 19%

Optimizing Consumer Marketing Investments

- Significant shift from sports sponsorships and planning a ~40% increase vs. 2021 in working media spend focused on more targeted awareness building media
- Continued expansion of insights and brand investments to create stronger consumer pull of Utz Power Brands with a focus on Utz®, ON THE BORDER®, and Zapp's®
- Launched *100 Years for Utz $100k Giveaway* to grow first party audience data
- Enhancing Utz website (utzsnacks.com) and brand website platforms in 2Q'22 to improve brand storytelling and direct-to-consumer experience
- Refreshed visual identity of Utz Potato Chips underway to elevate brand assets and at-shelf appetite appeal with Utz Pretzels and Utz Cheese to follow


Family SIZE
utz
Original
POTATO CHIPS
Family SIZE
utz
Ripples
Original
POTATO CHIPS
Family SIZE
utz
Honey Barbeque
POTATO CHIPS
Gluten FREE
utz
Salt'n Vinegar
POTATO CHIPS
Gluten FREE
utz
Red Hot
POTATO CHIPS

FAMILY CRAFTED FLAVOR Since 1921

utz BRANDS
12

℠ 13 Looking Ahead to Fiscal 2022  Well-positioned for strong Organic Net Sales growth – Utz retail sales and pricing momentum are off to a strong start with a 16.9% year- over-year sales increase for the 8-week period through February 20, 2022, coupled with an approximately 200bps improvement on Price per Volume vs. 4Q’21(1)  Delivering significant customer wins beyond our Core geographies  Implementing pricing actions and driving productivity initiatives, with momentum building, to help offset inflation  Optimizing portfolio through SKU and brand rationalization  Shifting marketing spend towards higher working media social/digital spend  Focused on acquisition integration and delivering synergy targets Source: IRI, Total US MULO + C. on a pro forma basis.

14 Financial Performance Ajay Kataria, Chief Financial Officer

℠ Fourth Quarter 2021 Financial Results Summary 15 Note: Pro Forma Net Sales, Adjusted SG&A, Adjusted Gross Profit, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) Q4 2020 results benefited from the impact of the 53rd week. The company estimates the “extra week” contributed approximately $16M in Net Sales and $3M in Adjusted EBITDA. (2) Adjusted EBITDA includes miscellaneous non-operating expenses and other non-operating income such as certain royalties and income from sale of manufacturing byproducts. 14-weeks Ended January 3, 2021(1)In $millions, except per share amounts Net Sales Adj. SG&A % of net sales 246.3 56.9 23.1% Adj. Gross Profit % of net sales 90.5 36.7% YoY Change Adj. EBITDA(2) % of net sales Adj. Net Income Pro Forma Net Sales 34.0 13.8% 25.5 300.9 66.2 22.0% 103.3 34.3% 37.7 12.5% 16.0 +22.2% +16.3% (110bps) +14.1% (241bps) +9.2% +10.9% (128bps) (37.3%) Adj. EPS nm $0.11 nm 275.5 300.9 13-weeks Ended January 2, 2022 4Q’20 4Q’21

℠ Full-Year 2021 Financial Results Summary 16 In $millions, except per share amounts Net Sales Adj. SG&A % of net sales 964.3 233.4 24.2% Adj. Gross Profit % of net sales 365.4 37.9% YoY Change Adj. EBITDA(2) % of net sales Adj. Net Income Pro Forma Net Sales 133.9 13.9% 68.8 1,180.7 271.8 23.0% 424.9 36.0% 156.2 13.2% 77.5 +22.4% +16.5% (120bps) +16.3% (191bps) +0.9% +16.7% (66bps) 12.6% Adj. EPS nm $0.54 nm 1,173.4 1,184.3 Note: Pro Forma Net Sales, Adjusted SG&A, Adjusted Gross Profit, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) FY 2020 results benefited from the impact of the 53rd week. The company estimates the “extra week” contributed approximately $16M in Net Sales and $3M in Adjusted EBITDA. (2) Adjusted EBITDA includes miscellaneous non-operating expenses and other non-operating income such as certain royalties and income from sale of manufacturing byproducts. 53-weeks Ended January 3, 2021(1) 52-weeks Ended January 2, 2022 FY’20 FY’21

Good Liquidity and No Significant Debt Maturities Until 2028

Good Liquidity

- ~$139M liquidity as of 1/2/22 (Fiscal YE '2021)
  - $41.9M Cash + $96.9M available on ABL
- 1% principal amortization on term loan annually
- ~5x interest coverage

Well-Priced Credit Structure

- Term Loan B priced at L+300bps with no floor
  - Includes $500M nominal interest rate swap through 9/30/26 (swap rate of 1.39%)
- Most capital leases priced under 4% fixed

Focused on De-Leveraging

- Net debt of $817.8M as of January 2, 2022
- Pro Forma Net Leverage ratio of 4.7x based on LTM Normalized Further Adjusted EBITDA of $175.5M(1)
- Long-term net leverage target of 3x – 4x

Covenant-lite Debt Structure

- No financial maintenance covenants on Term Loan B
- ABL springing covenant FCCR 1.0x required minimum – only triggered if excess availability (as defined) is less than the greater of 10% of the line cap (as defined) and $10M
- FCCR ~3x provides substantial EBITDA headroom above 1.0x covenant

Debt Maturities ($M) as of 1/2/22(2)


ABL
Term Loan B (fixed)
Term Loan B (floating)
787
287
500
161
2021
2022
2023
2024
2025
2026
2027
2028

1) Net Leverage Ratio is a Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. NLR based on Normalized Further Adjusted EBITDA.
2) Maturities represent Term Loan B and ABL and excludes capital leases of $34.8M and deferred purchase price of $1.7M.

17

℠ 18 4Q’21 Net Sales Bridge 4Q’21 Net Sales YoY Growth Decomposition (2)(1)  Growth driven by acquisitions and Organic Net Sales growth of 7.4% (+8.9% excluding IO discounts)  Price/mix improvement ramping up and building momentum as we exit 4Q'21  Volume growth positive post COVID-19 overlap despite continued supply disruptions  Pro Forma Net Sales 2-year CAGR of 7.9% in 4Q’21 and 6.2% in full year 53rd WeekIO Discounts 4Q21 Actual Acquisitions 22.2% 6.0% Price/Mix 2.9% -8.4% 4Q21 13-Week -1.5% Volume 23.2% 30.6% (1) Acquisitions include partial period results of Truco Enterprises from 12/14/2020 to 1/2/2022; H.K. Anderson from 11/2/2020 to 1/2/2022; Vitner’s from 2/8/2021 to 1/2/2022; Festida 6/7/2021 to 1/2/2022; and RW Garcia 12/6/2021 to 1/2/2022 (2) Estimated impact due to conversion of employee-serviced DSD routes to independent operator-serviced routes.

℠ 4Q’20 13-Week -0.5% 3.7% Price/Mix Inflation 0.2% SG&A (ex- Transportation) Productivity 0.3% Volume -6.8%1.2% 4Q’21Acquisitions 12.5% 4Q’20 Actual 0.6% 53rd Week 13.8% 13.3% 19 4Q’21 Adjusted EBITDA Margin Bridge 4Q’21 Adjusted EBITDA Margin Decomposition Note: Adjusted EBITDA Margin is a Non-GAAP financial measure. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.  Favorable price/mix as benefits from pricing actions continue to build  Momentum increasing on productivity initiatives  Volume up slightly despite continued supply chain disruptions  Higher gross input cost inflation which includes commodities, transportation and labor

℠ 20 Price Actions Continue to Help Offset Rising Inflation Gross Input Cost Inflation % vs. 2020 Price/Mix Contribution as a % of Net Sales 2Q’21 2.3% 4Q’211Q’21 3Q’21 4.2% 1.9% 6.0% Pricing actions are building to help offset rising inflation 1H’21 2H’21 Mid-Single- Digit % Mid-Teens %  Pricing actions accelerated in the third and fourth quarters but continue to lag rising gross input cost inflation  Exited the year with a price/mix contribution as a % of Net Sales above 6%  Additional pricing actions taken mid-February 2022 with further actions planned throughout the year help offset anticipated inflation in fiscal 2022 (Gross input cost inflation defined as commodities, labor and transportation) (Excludes benefits from productivity)

℠ 21 Fiscal 2022 Outlook  Expect to build on our sales momentum exiting 2021 and deliver strong Organic Net Sales growth in 2022  Anticipate modest Adjusted EBITDA growth as benefits from our pricing and productivity actions offset input cost inflation, while we continue to make investments to support key customer growth and geographic expansion for our advantaged portfolio of snacking brands Fiscal 2021 Results Fiscal 2022 Outlook Net Sales Adjusted EBITDA $1,180.7M $156.2M +7% to 10% Total growth  +4% to 6% Organic growth Modest growth Fiscal 2022 Outlook versus 2021 Actual Results : Additional Assumptions:  Capital expenditures of $50M to $60M  Effective tax rate of approximately 20%(1)  Net leverage consistent with fiscal 2021  Low-double-digit % gross input cost inflation which includes commodities, labor, and transportation (1) Normalized GAAP basis tax expense, which excludes one-time items. Note: Adjusted EBITDA Margin is a Non-GAAP financial measure. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

℠ 22 Confident in Our Long-term Margin Opportunity  Pricing actions to provide higher long-term baseline that will compound the benefits of volume and distribution growth  Productivity programs on track to achieve 3% to 4% of COGS goal by 2023, with improving future benefits  Improving manufacturing and logistics capabilities to increase throughput and drive efficiencies  Acquisitions enabling increased scale of manufacturing capabilities to efficiently support strong Power Brands demand  Buyouts of distribution rights and infrastructure from third-party distributors driving improved customer service and growth in key markets  Recent investments in technology infrastructure to unlock insights, drive margin enhancing initiatives, and enable faster integration of acquisitions  Augmenting leadership team with new talent in critical areas to enhance value creation

Appendix 23

℠ Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 24 Net Sales and Pro Forma Net Sales - One Week Adjustment 14-Weeks Ended 1-Week Ended 13-Weeks Ended 53-Weeks Ended 1-Week Ended 52-Weeks Ended (Successor) (Successor) (Successor) (Combined Successor and Predecessor) (Successor) (Combined Successor and Predecessor) (dollars in millions) January 3, 2021 January 3, 2021 December 27, 2020 January 3, 2021 January 3, 2021 December 27, 2020 Net Sales $ 246.3 $ 15.9 $ 230.4 $ 964.3 $ 15.9 $ 948.4 Net Sales and Pro Forma Net Sales (dollars in millions) January 2, 2022 December 27, 2020 January 2, 2022 December 27, 2020 Net Sales $ 300.9 $ 230.4 $ 1,180.7 $ 948.4 H.K. Anderson Pre-Acquisition Net Sales - 1.1 - 8.0 Vitner's Pre-Acquisition Net Sales - 4.9 - 20.0 Truco Enterprises Pre-Acquisition Net Sales - 37.1 - 187.7 Festida Foods Pre-Acquisition Net Sales - 2.0 3.6 9.3 Pro Forma Net Sales $ 300.9 $ 275.5 $ 1,184.3 $ 1,173.4 13-Weeks Ended 52-Weeks Ended

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures

Organic Net Sales

	Three Months Ended								
	January 2, 2022			January 2, 2022				% Change	
(dollars in millions)	Net Sales as Reported	Impact of Acquisitions	Organic Net Sales	Net Sales as Reported	Impact of Acquisitions	Impact of 53rd Week	Organic Net Sales	Net Sales as Reported	Organic Net Sales
Total Net Sales	$ 300.9	$ 53.7	$ 247.2	$ 246.3	$ 21.6	$ 15.9	$ 208.8	22.2 %	7.4 %

	Full-Year Ended								
	January 2, 2022			January 2, 2022				% Change	
(dollars in millions)	Net Sales as Reported	Impact of Acquisitions	Organic Net Sales	Net Sales as Reported	Impact of Acquisitions	Impact of 53rd Week	Organic Net Sales	Net Sales as Reported	Organic Net Sales
Total Net Sales	$ 1,180.7	$ 226.4	$ 954.3	$ 964.3	$ 108.4	$ 15.9	$ 840.0	22.4 %	0.6 %

Gross Profit, Adjusted Gross Profit and PF Adj Gross Profit - One Week Adjustment

	14-Weeks Ended	1-Week Ended	13-Weeks Ended	53-Weeks Ended	1-Week Ended	52-Weeks Ended
	(Successor)	(Successor)	(Successor)	(Combined Successor and Predecessor)	(Successor)	(Combined Successor and Predecessor)
(dollars in millions)	January 3, 2021	January 3, 2021	December 27, 2020	January 3, 2021	January 3, 2021	December 27, 2020
Gross Profit	$ 81.6	$ 4.9	$ 76.7	$ 332.7	$ 4.9	$ 327.8
Depreciation and Amortization	7.5	-	7.5	31.3	-	31.3
Non-Cash, non-recurring adjustments	1.4	-	1.4	1.4	-	1.4
Adjusted Gross Profit	*$ 90.5*	*$ 4.9*	*$ 85.6*	*$ 365.4*	*$ 4.9*	*$ 360.5*
Adjusted Gross Profit as a % of Net Sales	36.7%	30.8%	37.2%	37.9%	30.8%	38.0%

Utz BRANDS

25

℠ Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 26 Gross Profit, Adjusted Gross Profit and PF Adj Gross Profit (dollars in millions) January 2, 2022 December 27, 2020 January 2, 2022 December 27, 2020 Gross Profit $ 90.5 $ 76.7 $ 383.9 $ 327.8 Depreciation and Amortization 9.6 7.5 35.0 31.3 Non-Cash, non-recurring adjustments 3.2 1.4 6.0 1.4 Adjusted Gross Profit 103.3 85.6 424.9 360.5 Adjusted Gross Profit as a % of Net Sales 34.3% 37.2% 36.0% 38.0% Depreciation and Amortization - COGS (9.6) (7.5) (35.0) (31.3) H.K. Anderson Pre-Acquisition Gross Profit - 0.1 - 1.1 Vitner's Pre-Acquisition Gross Profit - 2.4 - 9.7 Truco Enterprises Pre-Acquisition Gross Profit - 14.1 - 74.5 Festida Foods Pre-Acquisition Gross Profit - 1.7 2.7 6.6 Pro Forma Gross Profit 93.7 96.4 392.6 421.1 Depreciation and Amortization - COGS 9.6 7.5 35.0 31.3 Festida Pre-Acquisition D&A - 0.5 0.9 2.0 Depreciation and Amortization - Total 9.6 8.0 35.9 33.3 Pro Forma Adjusted Gross Profit $ 103.3 $ 104.4 $ 428.5 $ 454.4 Pro Forma Adjusted Gross Profit as a % of Pro Forma Net Sales 34.3% 37.9% 36.2% 38.7% 13-Weeks Ended 52-Weeks Ended

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures

Adjusted Selling, General and Administrative Expense - One Week Adjustment

(dollars in millions)	14-Weeks Ended (Successor) January 3, 2021	1-Week Ended (Successor) January 3, 2021	13-Weeks Ended (Successor) December 27, 2020	53-Weeks Ended (Combined Successor and Predecessor) January 3, 2021	1-Week Ended (Successor) January 3, 2021	52-Weeks Ended (Combined Successor and Predecessor) December 27, 2020
Selling, General and Administrative Expense - Including Depreciation and Amortization	$ 82.2	$ 1.8	$ 80.4	$ 303.1	$ 1.8	$ 301.3
Depreciation and Amortization in SG&A Expense	(7.7)	-	(7.7)	(19.2)	-	(19.2)
Non-Cash, and/or Non-recurring Adjustments	(17.6)	-	(17.6)	(50.5)	-	(50.5)
Adjusted Selling, General and Administrative Expense	***$ 56.9***	***$ 1.8***	***$ 55.1***	***$ 233.4***	***$ 1.8***	***$ 231.6***

Adjusted Selling, General and Administrative Expense

(dollars in millions)	13-Weeks Ended January 2, 2022	13-Weeks Ended December 27, 2020	52-Weeks Ended January 2, 2022	52-Weeks Ended December 27, 2020
Selling, General and Administrative Expense - Including Depreciation and Amortization	$ 96.4	$ 80.4	$ 375.2	$ 301.3
Depreciation and Amortization in SG&A Expense	(11.6)	(7.7)	(45.5)	(19.2)
Non-Cash, and/or Non-recurring Adjustments	(18.6)	(17.6)	(57.9)	(50.5)
Adjusted Selling, General and Administrative Expense	***66.2***	***55.1***	***271.8***	***231.6***
Adjusted Selling, General and Administrative Expense as a % of Net Sales	22.0%	23.9%	23.0%	24.4%
Vitner's Pre-Acquisition SG&A Expense	-	2.0	-	7.8
Truco Enterprises Pre-Acquisition SG&A Expense	-	5.1	-	29.3
Festida Foods Pre-Acquisition SG&A Expense	-	1.0	1.5	3.5
Pro Forma Adjusted SG&A Expense	***$ 66.2***	***$ 63.2***	***$ 273.3***	***$ 272.2***
Pro Forma Adjusted Selling, General and Administrative Expense as % of Pro Forma Net Sales	22.0%	22.9%	23.1%	23.2%

27

℠ 28 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures (dollars in millions) January 2, 2022 December 27, 2020 January 2, 2022 December 27, 2020 Core D&A - Non-Acquisition-related included in Gross Profit $ 6.4 $ 2.8 $ 19.5 $ 16.9 Step-Up D&A - Transaction-related included in Gross Profit 3.4 4.7 15.7 14.4 Depreciation & Amortization - included in Gross Profit 9.8 7.5 35.2 31.3 Core D&A - Non-Acquisition-related included in SG&A Expense 2.3 5.4 10.2 10.6 Step-Up D&A - Transaction-related included in SG&A Expense 9.3 2.3 35.3 8.6 Depreciation & Amortization - included in SG&A Expense 11.6 7.7 45.5 19.2 Depreciation & Amortization - Total $ 21.4 $ 15.2 $ 80.7 $ 50.5 Core Depreciation and Amortization $ 8.7 $ 8.2 $ 29.7 $ 27.5 Step-Up Depreciation and Amortization 12.7 7.0 51.0 23.0 Total Depreciation and Amortization $ 21.4 $ 15.2 $ 80.7 $ 50.5 13-Weeks Ended 52-Weeks Ended Depreciation and Amortization Expense

℠ 29 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures (1) Income Tax Rate Adjustment calculated as Income (Loss) before taxes plus (i) Acquisition, Step-Up Depreciation and Amortization and (ii) Other Non-Cash and/or Non-Recurring Adjustments, multiplied by an effective cash tax rate, minus the actual tax provision recorded in the Consolidated Statement of Operations and Comprehensive Income (Loss). The effective cash tax rate includes corporate income tax payments plus non-resident withholding and tax distributions, which are considered equivalent to tax. Adjusted Net Income 13-Weeks Ended 14-Weeks Ended 52-Weeks Ended 53-Weeks Ended January 2, 2022 January 3, 2021 January 2, 2022 January 3, 2021 (dollars in millions, except per share data) (Successor) (Successor) (Successor) (Combined Successor and Predecessor) Net Income (Loss) $ (16.2) $ (87.5) $ 8.0 $ (104.5) Deferred Financing Fees 0.4 4.7 1.1 6.6 Depreciation and Amortization 21.4 15.2 80.7 50.5 Non-Acquisition Related Depreciation and Amortization (8.7) (8.2) (29.7) (27.4) Acquisition Step-Up Depreciation and Amortization: 12.7 7.0 51.0 23.1 Certain Non-Cash Adjustments 2.7 4.9 11.6 3.2 Acquisition and Integration 7.9 8.6 22.6 40.0 Business Transformation Initiatives 10.8 5.3 28.9 8.8 Financing-Related Costs - 0.1 0.7 2.7 (Gain) Loss on Remeasurement of Warrant Liability (2.5) 73.9 (36.7) 91.8 Other Non-Cash and/or Non-Recurring Adjustments 18.9 92.8 27.1 146.5 Income Tax-Rate Adjustment(1) 0.2 8.5 (9.7) (2.9) Adjusted Net Income $ 16.0 $ 25.5 $ 77.5 $ 68.8 Basic Shares Outstanding on an As-Converted Basis 136.9 136.9 Fully Diluted Shares on an As-Converted Basis 142.4 142.4 Adjusted Earnings Per Share $ 0.11 $ 0.54

℠ 30 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures See footnotes in Utz’s Q4 earnings press release dated March 3, 2022. 14-Weeks Ended 1-Week Ended 13-Weeks Ended 53-Weeks Ended 1-Week Ended 52-Weeks Ended (Successor) (Successor) (Successor) (Combined Successor and Predecessor) (Successor) (Combined Successor and Predecessor) (dollars in millions) January 3, 2021 January 3, 2021 December 27, 2020 January 3, 2021 January 3, 2021 December 27, 2020 Net (Loss) Income $ (87.5) $ 3.1 $ (90.6) $ (104.5) $ 3.1 $ (107.6) Plus non-GAAP adjustments: Income Tax (Benefit) or Expense 2.7 - 2.7 3.7 - 3.7 Depreciation and Amortization 15.2 - 15.2 50.5 - 50.5 Interest Expense, Net 11.5 - 11.5 40.0 - 40.0 Interest Income (IO loans)(1) (0.7) - (0.7) (2.4) - (2.4) EBITDA (58.8) 3.1 (61.9) (12.7) 3.1 (15.8) Certain Non-Cash Adjustments(2) 4.9 - 4.9 3.2 - 3.2 Acquisition and Integration(3) 8.6 - 8.6 40.0 - 40.0 Business Transformation Initiatives(4) 5.3 - 5.3 8.8 - 8.8 Financing-Related Costs(5) 0.1 - 0.1 2.7 - 2.7 Loss on Remeasurement of Warrant Liabilities(6) 73.9 - 73.9 91.9 - 91.9 Adjusted EBITDA 34.0 3.1 30.9 133.9 3.1 130.8 Adjusted EBITDA as a % of Net Sales 13.8% 19.5% 13.4% 13.9% 19.5% 13.8% EBITDA and Adjusted EBITDA - One Week Adjustment

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures

EBITDA, Adjusted EBITDA and Further Adjusted EBITDA

(dollars in millions)	13-Weeks Ended January 2, 2022	13-Weeks Ended December 27, 2020	52-Weeks Ended January 2, 2022	52-Weeks Ended December 27, 2020
Net (Loss) Income	$ **(16.2)**	$ **(90.6)**	$ **8.0**	$ **(107.6)**
Plus non-GAAP adjustments:				
Income Tax (Benefit) or Expense	5.8	2.7	8.1	3.7
Depreciation and Amortization	21.4	15.2	80.7	50.5
Interest Expense, Net	8.2	11.5	34.7	40.0
Interest Income (IO loans)[1]	(0.4)	(0.7)	(2.4)	(2.4)
EBITDA	**18.8**	**(61.9)**	**129.1**	**(15.8)**
Certain Non-Cash Adjustments[2]	2.7	4.9	11.6	3.2
Acquisition and Integration[3]	7.9	8.6	27.0	40.0
Business Transformation Initiatives[4]	10.8	5.3	24.5	8.8
Financing-Related Costs[5]	-	0.1	0.7	2.7
(Gain) Loss on Remeasurement of Warrant Liabilities[6]	(2.5)	73.9	(36.7)	91.9
Adjusted EBITDA	**37.7**	**30.9**	**156.2**	**130.8**
Adjusted EBITDA as a % of Net Sales	12.5%	13.4%	13.2%	13.8%
H.K. Anderson Pre-Acquisition Adjusted EBITDA[7]	-	0.1	-	1.1
Vitner's Pre-Acquisition Adjusted EBITDA[7]	-	0.4	-	2.0
Truco Enterprises Pre-Acquisition Adjusted EBITDA[7]	-	8.8	-	47.5
Festida Foods Pre-Acquisition Adjusted EBITDA[7]	-	1.3	2.6	5.9
R.W. Garcia Pre-Acquisition Adjusted EBITDA[7]	1.1	1.3	5.4	5.4
Further Adjusted EBITDA	$ ***38.8***	$ ***42.8***	$ ***164.2***	$ ***192.7***
Further Adjusted EBITDA as % of Pro Forma Net Sales	12.9%	15.5%	13.9%	16.4%

See footnotes in Utz's Q4 earnings press release dated March 3, 2022

31

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures

Further and Normalized Further Adjusted EBITDA

(dollars in millions)	FY 2020 Q1	FY 2020 Q2	FY 2020 Q3	FY 2020 Q4	FY 2020	FY 2021 Q1	FY 2021 Q2	FY 2021 Q3	FY 2021 Q4	FY 2021
Further Adjusted EBITDA	$ 40.8	$ 51.5	$ 53.6	$ 41.4	$ 187.3	$ 41.0	$ 38.1	46.3	$ 38.8	$ 164.2
Acquisition Synergies[1]	2.9	2.6	2.6	2.0	10.1	3.1	3.1	2.6	2.5	11.3
Public Company Costs[2]	(0.8)	(0.7)	(0.6)	-	(2.1)	-	-	-	-	-
Normalized Further Adjusted EBITDA	*$ 42.9*	*$ 53.4*	*$ 55.6*	*$ 43.4*	*$ 195.3*	*$ 44.1*	*$ 41.2*	*$ 48.9*	*$ 41.3*	*$ 175.5*

Net Debt and Net Leverage Ratio

(dollars in millions)	As of January 2, 2022
Term Loan	$ 787.2
Line of Credit	36.0
Capital Leases[3]	34.8
Deferred Purchase Price	1.7
Gross Debt[4]	**859.7**
Cash and Cash Equivalents	41.9
Total Net Debt	**$ 817.8**
Last 52-Weeks Normalized Further Adjusted EBITDA	$ 175.5
Net Leverage Ratio	4.7x

(1) Represents identified integration-related cost savings expected to be realized from the elimination of certain procurement, manufacturing, and logistics as well as selling, general and administrative expenses in connection with the acquisition of Kennedy Endeavors, Kitchen Cooked, Truco Enterprises, Vitner's, Festida Foods and R.W. Garcia.

(2) Represents estimated incremental costs of operating as a public company following the closing of the business combination, including exchange listing and other fees; audit and compliance costs; investor relations costs; additional D&O insurance premium; legal expenses associated with public filings and other items; and cash compensation for the Board of Directors.

(3) Capital Leases include equipment term loans and excludes the impact of step-up accounting.

(4) Excludes amounts related to guarantees on IO loans which are collateralized by routes. We have the ability to recover substantially all of the outstanding loan value in the event of a default scenario, which is uncommon.

Utz BRANDS 32